Exhibit 21.1
IQVIA Holdings Inc.
Subsidiary Listing – as of 12/31/2020

Subsidiary	Jurisdiction or State of Organization
159 Solutions, LLC	California
159 Technology Solutions Private Ltd	India
Advanced Health Media Services Ltd.	United Kingdom
AECIO IT Solutions India Private Ltd.	India
Albatross Financial Solutions Limited	United Kingdom
ALIMED Egeszsegugyi Szolgaltato Kft.	Hungary
Allcare Plus Pharmacy LLC	Massachusetts
Aposphäre GmbH	Germany
Appature Inc.	Washington
Ardentia International Limited	United Kingdom
Ascott Sales Integration Pty Ltd	Australia
Asesorias IQVIA Solutions Chile Limitada	Chile
Asserta Centroamerica Medicion de Mercados, S.A.	Guatemala
Avacare Clinical Research Network (Shanghai) Co., Ltd.	China
Battaerd Mansley (Proprietary) Limited	South Africa
Battaerd Mansley Pty. Ltd.	Australia
Benefit Holding, Inc.	North Carolina
Biofortis, LLC	Delaware
Branch of IQVIA RDS GesmbH in Novosibirsk	Russian Federation
Branch of IQVIA RDS GesmbH in St. Petersburg	Russian Federation
BuzzeoPDMA LLC	Delaware
Cambridge Pharma Consultancy Inc.	Delaware
Cambridge Pharma Consultancy Limited	United Kingdom
CDS - Centre de Service SAS	France
Cegedim Venezuela C.A.	Venezuela
Cenduit (India) Services Private Company Limited	India
Cenduit GmbH	Switzerland
Cenduit Holdings, LLC	Delaware
Cenduit Limited	United Kingdom
Cenduit LLC	Delaware
Cenduit LLC Shanghai Rep. Office	China
Cenduit Mauritius Holdings Company	Mauritius
Centrix Innovations (Pty) Ltd.	South Africa
CFS Clinical UK Limited	United Kingdom
Clinical Financial Services, LLC	Pennsylvania
Clinical Insourcing Solutions Limited	Ireland
Clinical Insourcing Solutions S. de R.L. de C.V.	Mexico
Clinical Lab Minority Shareholder Limited	United Kingdom

ClinTec Austria GmbH	Austria
ClinTec CRO Services (India) Private Limited	India
ClinTec Gesellschaft fur Klinische Entwicklung GmbH	Germany
ClinTec International (Pty) Ltd.	South Africa
ClinTec International (Pty) Ltd. (Malawi branch)	Malawi
ClinTec International (Thailand) Limited	Thailand
ClinTec International AG	Switzerland
ClinTec International Belgium BV	Belgium
ClinTec International Bulgaria OOD	Bulgaria
ClinTec International Co., Ltd.	Republic of Korea
ClinTec International d.o.o. za trgov inuisludge	Croatia
ClinTec International Denmark ApS	Denmark
ClinTec International doo	Serbia
ClinTec International FZ-LLC	United Arab Emirates
ClinTec International Hong Kong Limited	Hong Kong
ClinTec International Hungary Kft	Hungary
Clintec International Inc.	Massachusetts
ClinTec International Italy S.r.l.	Italy
ClinTec International Limited	Kenya
ClinTec International Limited	New Zealand
ClinTec International Limited	Taiwan
ClinTec International LLC	Ukraine
ClinTec International Ltd (Netherlands Branch)	The Netherlands
ClinTec International Ltd, UK, Filial Sverige	Sweden
ClinTec International Ltd.	United Kingdom
ClinTec International Norway AS	Norway
ClinTec International Off-Shore S.A.L.	Lebanon
Clintec International Pharmaceutical Services Ltd	Israel
ClinTec International Pte Ltd.	Singapore
ClinTec International Pty Ltd	Australia
ClinTec International Romania S.R.L.	Romania
ClinTec International RUS LLC	Russian Federation
ClinTec International S.à r.l.	France
ClinTec International s.r.o.	Czechia
ClinTec International Services Inc.	Canada
ClinTec International SL	Spain
ClinTec International sp. z.o.o.	Poland
ClinTec Luxembourg S.A.	Luxembourg
ClinTec Turkey Medikal ve Farmasotik Hizmetler Ticaret Limited Sirketi	Turkey
ClinTech Ireland International Research Limited	Ireland
Compliant Community Projects (Pty) Ltd.	South Africa

CoreZetta Co Ltd.	Republic of Korea
CRM Health Korea Ltd.	Republic of Korea
CSD Health Korea Ltd.	Republic of Korea
CT Clinical Portugal Unipessoal Lda	Portugal
CT Clinical Services Eood	Bulgaria
CT Consulting Inc.	Philippines
Data Niche Associates, Inc.	Illinois
Dataline Software Limited	United Kingdom
Datandina Ecuador S.A.	Ecuador
Datec Industria e Comercio, Distribudora Grafica e Mala Direta Ltda.	Brazil
Dimensions Healthcare Company Ltd	Palestinian Territory
Dimensions Healthcare LLC	United Arab Emirates
Dimensions Healthcare LLC (Dubai Branch)	United Arab Emirates
DrugDev Inc.	Delaware
DrugDev Limited	United Kingdom
EA Institute, L.L.C.	Delaware
Enterprise Associates L.L.C.	Delaware
Epernicus, LLC	Delaware
EPID Research Oy	Finland
EPID Research Sweden	Sweden
EPS Research Limited	United Kingdom
EPS Software Limited	United Kingdom
Excel Life Sciences Inc.	Delaware
Excel Life Sciences Pvt Ltd India	India
Forcea NV	Belgium
Foresight IT Solutions and Consulting India Private Limited	India
GCE Clin Solutions Limited	United Kingdom
GCE Global Solutions, LLC	Delaware
GCE Solutions International, LLC	Delaware
GCE Solutions Proprietary Limited	South Africa
GCE Solutions, GmbH	Switzerland
GCE Solutions, S. de R.L. de C.V.	Mexico
genae Germany Gmbh	Germany
genae International Ag	Switzerland
Global Crown Investment Limited	Hong Kong
Grace Data Corp.	California
HighPoint Solutions, LLC	Delaware
Highpoint Solutions, LLC (Geneva Branch)	Switzerland
Hospital Marketing Services Ltd.	United Kingdom
Hotel Lot C-8B, LLC	North Carolina
Iasist Holdco Limited	United Kingdom

Iasist Portugal, Consultadoria na Área de Saúde, Unipessoal, Lda	Portugal
Iasist SAU Agencia en Chile	Chile
Iasist Sociedad Anonima Unipersonal	Spain
iGuard, Inc.	North Carolina
Impact RX Data Management (Pty) Ltd.	South Africa
IMS (UK) Pension Plan Trustee Company Limited	United Kingdom
IMS AB	Sweden
IMS Government Solutions, Inc.	Delaware
IMS Health (Australia) Partnership	Australia
IMS Health Analytics Services Private Limited	India
IMS Health de Venezuela C.A.	Venezuela
IMS Health Group Limited	United Kingdom
IMS Health Information Solutions Australia Pty. Ltd	Australia
IMS Health Information Solutions India Private Ltd.	India
IMS Health Korea Ltd.	Republic of Korea
IMS Health Networks Limited	United Kingdom
IMS Health Paraguay Srl	Paraguay
IMS Health Surveys Limited	United Kingdom
IMS Health Uruguay S.A.	Uruguay
IMS Hospital Group Limited	United Kingdom
IMS Information Solutions Medical Research Limited	United Kingdom
IMS Information Solutions UK Ltd.	United Kingdom
IMS International (Proprietary) Limited	South Africa
IMS Meridian Limited	Hong Kong
IMS Meridian Research Limited	British Virgin Islands
IMS Software Services Ltd.	Delaware
IMS Technology Solutions UK Limited	United Kingdom
INCARNUS MALAYSIA SDN BHD	Malaysia
Infocus Health Limited	United Kingdom
Infopharm Ltd.	United Kingdom
Innovex Holdings I LLC	Delaware
Innovex Merger Corp.	North Carolina
Innovex Saglik Urunleri Pazarlame ve Hizmet Danismanlik Anonim Sirketi	Turkey
Intercontinental Medical Statistics International, Ltd.	Delaware
Intercontinental Medical Statistics Kenya Ltd.	Kenya
Interface Clinical Services Ltd.	United Kingdom
Interstatistik AG	Switzerland
IPP Informacion Promocional y Publicitaria S.A. de C.V.	Mexico
IQVIA Medical Development (Dalian) Co., Ltd.	China
IQVIA (Thailand) Co., Ltd.	Thailand
IQVIA AB	Sweden

IQVIA Adriatic d.o.o. za Konzalting	Croatia
IQVIA AG	Switzerland
IQVIA AG (Basal Branch)	Switzerland
IQVIA AG (Dubai Branch)	United Arab Emirates
IQVIA AG (Mexico Branch)	Mexico
IQVIA AG (Representative Office - Algeria)	Algeria
IQVIA AG (Representative Office - Dubai)	United Arab Emirates
IQVIA AG (Representative Office - Jordan)	Jordan
IQVIA AG (Representative Office - Lebanon)	Lebanon
IQVIA AG (Representative Office - Serbia)	Serbia
IQVIA AG (Rotkreuz Branch)	Switzerland
IQVIA AG (UK Branch)	United Kingdom
IQVIA Asia Pacific Commercial Holdings LLC	North Carolina
IQVIA Beteiligungsgesellschaft mbH	Germany
IQVIA BioSciences Holdings, LLC	Delaware
IQVIA Biotech LLC	Delaware
IQVIA Biotech Ltd.	United Kingdom
IQVIA Chinametrik Inc.	Delaware
IQVIA Clinical AB	Sweden
IQVIA Clinical, Filial af IQVIA Clinical AB	Denmark
IQVIA Commercial Consulting Sp. z.o.o.	Poland
IQVIA Commercial Deutschland Gmbh	Germany
IQVIA Commercial Finance Inc.	Delaware
IQVIA Commercial GmbH & Co. OHG	Germany
IQVIA Commercial I LLC	Delaware
IQVIA Commercial India Holdings Corp.	Delaware
IQVIA Commercial Services LLC	Delaware
IQVIA Commercial Software Gmbh	Germany
IQVIA Commercial Sp. z.o.o.	Poland
IQVIA Commercial Trading Corp.	Delaware
IQVIA Consulting and Information Services India Private Limited	India
IQVIA Consulting Solutions BV	Belgium
IQVIA CSMS GmbH	Germany
IQVIA CSMS US Inc.	Delaware
IQVIA Finance Ireland Designated Activity Company	Ireland
IQVIA FZ-LLC	United Arab Emirates
IQVIA Government Solutions Inc.	Delaware
IQVIA Healthcare (QFC Branch)	Qatar
IQVIA Hellas Technology Solutions Single Member S.A.	Greece
IQVIA Holdings (UK) Ltd.	United Kingdom
IQVIA Holdings France Sas	France

IQVIA IES Brasil Ltda.	Brazil
IQVIA IES Denmark ApS	Denmark
IQVIA IES Europe Limited	United Kingdom
IQVIA IES European Holdings	United Kingdom
IQVIA IES Italia S.r.L.	Italy
IQVIA IES Overseas Holdings Limited	United Kingdom
IQVIA IES Oy	Finland
IQVIA IES Portugal Unipessoal LDA	Portugal
IQVIA IES Puerto Rico Inc.	Puerto Rico
IQVIA IES South Africa (Pty) Limited	South Africa
IQVIA IES UK Limited	United Kingdom
IQVIA II Technology Solutions Portugal, Unipessoal LDA	Portugal
IQVIA Inc.	Delaware
IQVIA Inc. (Thailand Branch)	Thailand
IQVIA Information Medical Statistics (Israel) Ltd.	Israel
IQVIA Information Solutions (China) Co., Ltd.	China
IQVIA Information Solutions GmbH	Austria
IQVIA Information, S.A.	Spain
IQVIA Integrated Services NL	The Netherlands
IQVIA Investment Holdings Limited	United Kingdom
IQVIA Korea Co. Ltd.	Republic of Korea
IQVIA Lebanon S.a.r.l.	Lebanon
IQVIA LTD.	United Kingdom
IQVIA Market Intelligence, LLC	North Carolina
IQVIA Marktforschung GmbH	Austria
IQVIA Maroc S.à r.l.	Morocco
IQVIA Medical Communications & Consulting, Inc.	New Jersey
IQVIA Medical Education Inc.	New York
IQVIA Medical Radar AB	Sweden
IQVIA MedTech Inc.	Delaware
IQVIA MedTech NV	Belgium
IQVIA Operations France SAS	France
IQVIA Partners AS	Denmark
IQVIA Pharma Inc.	North Carolina
IQVIA Pharma Services Corp.	North Carolina
IQVIA Pharmaceutical Marketing Services Ltd.	Slovenia
IQVIA Phase One Services LLC	Kansas
IQVIA RDS (India) Private Ltd.	India
IQVIA RDS (Pty.) Limited	South Africa
IQVIA RDS (Shanghai) Co., Ltd.	China
IQVIA RDS AG	Switzerland

IQVIA RDS and Integrated Services Belgium NV	Belgium
IQVIA RDS Argentina S.R.L.	Argentina
IQVIA RDS Asia Inc.	North Carolina
IQVIA RDS Austria GmbH	Austria
IQVIA RDS Brasil Ltda.	Brazil
IQVIA RDS BT Inc.	North Carolina
IQVIA RDS Bulgaria EOOD	Bulgaria
IQVIA RDS Canada ULC	NS, Canada
IQVIA RDS Chile	Chile
IQVIA RDS Clindata (Pty.) Ltd.	South Africa
IQVIA RDS Clindepharm (Pty.) Ltd.	South Africa
IQVIA RDS Colombia S.A.S.	Colombia
IQVIA RDS Costa Rica S.A.	Costa Rica
IQVIA RDS Czech Republic s.r.o.	Czechia
IQVIA RDS d.o.o. Beograd	Serbia
IQVIA RDS East Asia Pte. Ltd.	Singapore
IQVIA RDS Eastern Holdings GmbH	Austria
IQVIA RDS Egypt LLC	Egypt
IQVIA RDS Estonia OU	Estonia
IQVIA RDS Finland Oy	Finland
IQVIA RDS France SAS	France
IQVIA RDS Funding LLC	North Carolina
IQVIA RDS GesmbH	Austria
IQVIA RDS GmbH	Germany
IQVIA RDS Guatemala S.A.	Guatemala
IQVIA RDS Hellas Single Member S.A.	Greece
IQVIA RDS Holdings	United Kingdom
IQVIA RDS Hong Kong Limited	Hong Kong
IQVIA RDS Hungary Pharmaceutical Development and Consulting Limited Liability Company	Hungary
IQVIA RDS Inc.	North Carolina
IQVIA RDS Ireland (Finance) Ltd.	Ireland
IQVIA RDS Ireland Ltd.	Ireland
IQVIA RDS Israel Ltd.	Israel
IQVIA RDS Italy S.r.l.	Italy
IQVIA RDS Latin America LLC	North Carolina
IQVIA RDS Latin America LLC (Argentina Branch)	Argentina
IQVIA RDS Latvia SIA	Latvia
IQVIA RDS Malaysia Sdn. Bhd.	Malaysia
IQVIA RDS Netherlands B.V.	The Netherlands
IQVIA RDS Norway	Norway
IQVIA RDS Panama Inc.	Panama

IQVIA RDS Peru S.r.l.	Peru
IQVIA RDS Philippines Inc.	Philippines
IQVIA RDS Poland Sp. Zoo	Poland
IQVIA RDS Pty. Limited	Australia
IQVIA RDS Pty. Ltd.	New Zealand
IQVIA RDS Slovakia, s.r.o.	Slovakia
IQVIA RDS South Africa (Pty.) Ltd.	South Africa
IQVIA RDS Spain S.L.	Spain
IQVIA RDS Spain, S.L. - Representação Permanente em Portugal	Portugal
IQVIA RDS Switzerland S.à r.l.	Switzerland
IQVIA RDS Taiwan Ltd.	Taiwan
IQVIA RDS UAB	Lithuania
IQVIA RDS UK Holdings Ltd.	United Kingdom
IQVIA RDS Ukraine	Ukraine
IQVIA RDS Vietnam LLC	Vietnam
IQVIA Research and Development Solutions Saudi Arabia Limited	Saudi Arabia
IQVIA Romania S.R.L.	Romania
IQVIA Services Japan K.K.	Delaware
IQVIA Soluções de Tecnologia do Brasil Ltda	Brazil
IQVIA Solutions (NZ) Limited	New Zealand
IQVIA Solutions (Pty.) Ltd.	South Africa
IQVIA Solutions a.s.	Czechia
IQVIA Solutions Argentina S.A.	Argentina
IQVIA Solutions Asia Pte. Ltd	Singapore
IQVIA Solutions Australia Holdings Pty. Ltd.	Australia
IQVIA Solutions Australia Pty. Ltd.	Australia
IQVIA Solutions B.V.	Netherlands
IQVIA Solutions Bangladesh Limited	Bangladesh
IQVIA Solutions Belgium BV	Belgium
IQVIA Solutions Bolivia S.R.L.	Bolivia
IQVIA Solutions Bulgaria Eood	Bulgaria
IQVIA SOLUTIONS CANADA INC	Canada
IQVIA Solutions Colombia S.A.	Colombia
IQVIA Solutions Consulting Myanmar Company Limited	Myanmar
IQVIA Solutions del Peru S.A.	Peru
IQVIA Solutions Denmark AS	Denmark
IQVIA Solutions do Brasil Ltda.	Brazil
IQVIA Solutions Egypt Ltd.	Egypt
IQVIA Solutions Enterprise Management Consulting (Shanghai) Co., Ltd (Beijing Branch)	China
IQVIA Solutions Enterprise Management Consulting (Shanghai) Co., Ltd.	China
IQVIA Solutions Finance B.V.	Netherlands
IQVIA Solutions Finance UK I Ltd.	United Kingdom
IQVIA Solutions Finance UK II Ltd.	United Kingdom
IQVIA Solutions Finance UK III Ltd.	United Kingdom

IQVIA Solutions Finance UK V Ltd.	United Kingdom
IQVIA Solutions Finland OY	Finland
IQVIA Solutions Global Holdings UK Ltd.	United Kingdom
IQVIA Solutions Holdings (Pty.) Ltd.	South Africa
IQVIA Solutions Hong Kong Limited	Hong Kong
IQVIA Solutions HQ Ltd.	United Kingdom
IQVIA Solutions Ireland Limited	Ireland
IQVIA Solutions Italy S.r.l.	Italy
IQVIA Solutions Japan K.K.	Delaware
IQVIA Solutions Kazakhstan LLC	Kazakhstan
IQVIA Solutions Lanka (Private) Limited	Sri Lanka
IQVIA Solutions LLC	Russian Federation
IQVIA Solutions Malaysia Sdn. Bhd.	Malaysia
IQVIA Solutions Norway AS	Norway
IQVIA Solutions Operations Center Philippines Inc.	Philippines
IQVIA Solutions Pakistan (Private) Limited	Pakistan
IQVIA Solutions Pharmaceutical Srl	Romania
IQVIA Solutions Philippines Inc.	Philippines
IQVIA Solutions Portugal, Lda	Portugal
IQVIA Solutions Puerto Rico Inc.	Puerto Rico
IQVIA Solutions Regional Pte. Ltd.	Singapore
IQVIA Solutions Republica Dominicana, S.R.L.	Dominican Republic
IQVIA Solutions s.r.o.	Slovakia
IQVIA Solutions Saudi Arabia Limited	Saudi Arabia
IQVIA Solutions Services Ltd.	Hungary
IQVIA Solutions Sweden AB	Sweden
Iqvia Solutions Taiwan Ltd.	Taiwan
IQVIA Solutions Tunisia S.à r.l.	Tunisia
IQVIA Solutions UK Investments Ltd.	United Kingdom
IQVIA Solutions UK Limited	United Kingdom
IQVIA Staff Services Sp.A.	Italy
IQVIA Technology Services Ltd.	United Kingdom
IQVIA Technology Solutions (China) Co., Ltd.	China
IQVIA Technology Solutions Colombia Ltda.	Colombia
IQVIA Technology Solutions Egypt LLC	Egypt
IQVIA Technology Solutions Finland Oy	Finland
IQVIA Technology Solutions Poland SP. z.o.o	Poland
IQVIA Technology Solutions Romania Srl	Romania
IQVIA Technology Solutions s.r.o.	Slovakia
IQVIA Technology Solutions s.r.o.	Czechia
IQVIA Technology Solutions S.R.O. (Bulgaria Branch)	Bulgaria
IQVIA Technology Solutions Ukraine LLC	Ukraine
IQVIA Technology Tunisia S.à r.l.	Tunisia
IQVIA Tibbi Istatistik Ticaret ve Musavirlik Ltd. Sirketi	Turkey

IQVIA Trading Management Inc.	Delaware
IQVIA Transportation Services Corp.	Delaware
IQVIA World Publications Ltd.	United Kingdom
IQVIA Zagreb d.o.o.	Croatia
Jäger Health Gmbh	Germany
Kun Tai Medical Development Hong Kong Limited	Hong Kong
Kun Tuo Medical Research & Development (Beijing) Co. Ltd.	China
Laboratorio Commuq Pharma SLU	Spain
Linguamatics Limited	United Kingdom
Linguamatics Solutions Limited	United Kingdom
M&H Informatics (BD) Ltd.	Bangladesh
Mecurial Insights Holding Pty. Ltd.	Australia
Mecurial Insights Pty. Ltd.	Australia
Meddata Group, LLC	Massachusetts
MedicSense Ltd.	Israel
Medineos S.r.l.	Italy
Med-Vantage, Inc.	Delaware
Mercados Y Analisis, S.A.	Spain
Meridian Research Vietnam Ltd.	Vietnam
Novasyte, LLC	California
Novex Pharma Laboratorio S.L.	Spain
Novex Pharma Limited	United Kingdom
Nuevo Health Pty Ltd	Australia
Operaciones Centralizadas Latinoamericana Limitada	Chile
Optimum Contact Limited	United Kingdom
Outcome Sciences, LLC	Delaware
Penderwood Limited	United Kingdom
Pharma Deals Limited	United Kingdom
Pharma Strategy Group Limited	United Kingdom
Pharmadata s.r.o.	Slovakia
Pharmaforce, S.A. de C.V.	Mexico
PharmARC Consulting Services Gmbh	Switzerland
Pharmarc Inc.	New Jersey
Polaris Management Partners, LLC	New Jersey
Polaris Solutions Ltd.	Hong Kong
Polaris Solutions, LLC	New York
PR Editions S.A.S.	France
Privacy Analytics Inc.	Canada
Professional Pharmaceutical Marketing Services (Pty.) Ltd.	South Africa
Prometheus Research, LLC	Connecticut
PT IQVIA RDS Indonesia	Indonesia

PT IQVIA Solutions Indonesia	Indonesia
Public Relations Algeria	Algeria
Q Squared Solutions (Beijing) Co., Ltd.	China
Q Squared Solutions (India) Private Limited	India
Q Squared Solutions (Quest) Limited	United Kingdom
Q Squared Solutions (Quest) LLC	Delaware
Q Squared Solutions (Shanghai) Co., Ltd.	China
Q Squared Solutions B.V.	The Netherlands
Q Squared Solutions BioSciences LLC	Delaware
Q Squared Solutions China (Quest) Limited	United Kingdom
Q Squared Solutions China Limited	United Kingdom
Q Squared Solutions Expression Analysis LLC	Delaware
Q Squared Solutions Holdings B.V.	The Netherlands
Q Squared Solutions Holdings Limited	United Kingdom
Q Squared Solutions Holdings LLC	Delaware
Q Squared Solutions KK	Japan
Q Squared Solutions Limited	United Kingdom
Q Squared Solutions LLC	North Carolina
Q Squared Solutions Proprietary Limited	South Africa
Q Squared Solutions Pte. Ltd.	Singapore
Q Squared Solutions S.A.	Argentina
Qcare Site Services, Inc.	North Carolina
QH Research Limited	United Kingdom
QIMS Pharma Services Sa De Cv	Mexico
Quality Health Limited	United Kingdom
Quintiles Benin Ltd.	Benin
Quintiles Clinical and Commercial Nigeria Limited	Nigeria
Quintiles Commercial Laboratorio S.L.U.	Spain
Quintiles Commercial Rus LLC	Russian Federation
Quintiles East Africa Limited	Kenya
Quintiles Finance Uruguay S.r.L.	Uruguay
Quintiles IMS Japan GK	Japan
Quintiles Lanka (Private) Limited	Sri Lanka
Quintiles Mauritius Holdings	Mauritius
Quintiles Medical Development (Shanghai) Co., Ltd.	China
Quintiles Mexico, S. de R.L. de C.V.	Mexico
Quintiles New Zealand	New Zealand
Quintiles Phase One Clinical Trials India Private Limited	India
Quintiles RDS Latin America LLC	Argentina
Quintiles Site Services, S.A.	Costa Rica
Quintiles West Africa Limited	Ghana

Radar Acquisition Blocker, Inc.	Delaware
Redsite Limited	United Kingdom
Representative Office of IQVIA RDS GesmbH in Moscow	Russian Federation
RX India, LLC	Delaware
Schwarzeck Verlag Gmbh	Germany
Secureconsent, LLC	Delaware
Shanghai IMS Market Research Co. Ltd.	China
Smart I.T. Systems BV	Belgium
Source Informatics Limited	United Kingdom
Spartan Leasing Corporation	Delaware
StatFin Estonia	Estonia
Statfinn Oy	Finland
STI Technologies Limited	Canada
Targeted Molecular Diagnostics, LLC	Illinois
Tarius A/S	Denmark
Temas Srl - Società Unipersonale	Italy
TforG Support NV	Belgium
The Amundsen Group, Inc.	Massachusetts
Themis Limited	United Kingdom
UAB IQVIA Commercial	Lithuania
Valuecentric Global Services Gmbh	Switzerland
Valuecentric Privacy Solutions LLC	Delaware
Valuemedics Research, LLC	Delaware
VCG&A, Inc.	Massachusetts
VCG-BIO, Inc.	Delaware
Vivacity Health Pty. Ltd.	Australia